                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 10, 2004
                      ------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-19557                  36-3777824
-----------------------------     ---------------------      -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                           --------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS REGULATION FD DISCLOSURE.

         On June 10, 2004, Salton, Inc. announced that it has entered into an amended forbearance agreement with its senior lenders. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the amended forbearance agreement is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued by Salton, Inc. dated June 10,
                           2004.

                  99.2 First Amendment to Forbearance Agreement dated as of June 10, 2004 by and among Salton, Inc., Toastmaster Inc., Salton Toastmaster Logistics LLC, each of Salton's Subsidiaries that are signatories thereto as Guarantors, the Lenders that are signatories thereto and Wachovia Bank, National Association in its capacity as Administrative Agent for the Lenders.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2004


                                         SALTON, INC.


                                         /s/ WILLIAM B. RUE
                                         -------------------------------------
                                         William B. Rue
                                         President and Chief Operating Officer
                                         and Director



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



                                  EXHIBIT INDEX

     EXHIBIT
       NO.                            DESCRIPTION
     -------                          -----------
       99.1         Press Release issued by Salton, Inc. dated June 10, 2004.

       99.2         First Amendment to Forbearance Agreement dated as of June
                    10, 2004 by and among Salton, Inc., Toastmaster Inc., Salton
                    Toastmaster Logistics LLC, each of Salton's Subsidiaries that are signatories thereto as Guarantors, the Lenders that are signatories thereto and Wachovia Bank, National
                    Association in its capacity as Administrative Agent for the Lenders.





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